UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, Wisconsin 53202
 (Name and address of agent for service)

(Registrant's telephone number, including area code): (414) 765-6609

Date of fiscal year end:  February 29, 2016

Date of reporting period:  February 29, 2016

Item 1. Reports to Stockholders.

Wasmer Schroeder High Yield Municipal Fund

Annual Report
February 29, 2016

Wasmer Schroeder High Yield Municipal Fund

February 29, 2016

Dear Shareholder:

We are pleased to present the February 29, 2016 annual report for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”). The Fund’s net asset value (“NAV”) decreased by 2 cents to $10.76 per share during the twelve months ended February 29, 2016; over those twelve months, shareholders received monthly dividends totaling 51 cents per share. Factoring in the reinvestment of dividends, the Fund outperformed both the Barclays Municipal High Yield Index and the Barclays Municipal Bond Index by 2.56% and 0.72%, respectively.

	Wasmer Schroeder	Barclays Municipal	Barclays
	High Yield Municipal	High Yield	Municipal
Period	Fund (WSHYX)	Index	Bond Index
3/01/2015 – 2/29/2016	4.67%	2.11%	3.95%

The story of the tax exempt municipal bond market begins, as always, with a forward on the behavior of U.S. Treasuries during the period in question. Investor confidence began to show signs of tilting south during the early months of 2015. The European Central Bank (“ECB”) had initiated new stimulus measures, including a government bond purchase program in excess of $1 trillion, in response to weakening economic conditions. This sent a conflicting message to the markets about the health of the global economy at a time when many had been expecting the U.S. Federal Reserve Board (the “Federal Reserve”) to imminently begin raising rates. Concerns over growth in China and Europe increased throughout the summer as global energy and commodity prices swooned. These developments brought elevated volatility to equity markets and material widening in high yield corporate bond spreads. Meanwhile, the ECB’s bond purchase program helped drive much of Europe’s sovereign bond markets into negative yield territory, further penalizing investors seeking the safety of high quality government bonds. In a fitting end to a busy year, the Federal Reserve moved forward with their first increase to the target funds rate since 2006, adding further headwinds to global and domestic growth prospects.

Given the complex global economic back-drop that had unfolded, the response in U.S. interest rates was a familiar one. Although benchmark 10-year U.S. Treasury yields, which spent the majority of 2015 between 2.0-2.4%, were surprisingly stable for most of the period, the change in the slope of the yield curve succinctly reflected the growing unease that had spread across the credit markets. The steepness of the curve, which is often expressed as the difference between 2-year and 30-year U.S. Treasury yields (the “2/30 spread”), has historically exhibited correlation to future economic activity. For example, the yield curve has a tendency to flatten in advance of economic weakness, as illustrated by a decline in the 2/30 spread. So it was noteworthy that the U.S. yield curve flattened by almost 70 basis points from mid-July through the end of 2015 – a period defined by heightened equity market volatility, widening corporate credit spreads and lowered expectations for global inflation trends. The balance of these risks were apparently not lost on year-end

Wasmer Schroeder High Yield Municipal Fund

investment reallocation decisions either, as bond yields shot lower out the gate in January. Over the course of the first 25 trading days of the new year, 10-year Treasury yields bid adieu to the relative stability they enjoyed in 2015 and plummeted by 74 basis points, from 2.27% on December 31, 2015 to an intraday low of 1.53% on February 11, 2016.

The municipal bond market was not insulated from the shifting currents in U.S. Treasuries as buyers of state and local government debt also dealt with lower absolute yields and a flatter tax exempt yield curve throughout the period. Further contributing to the positive momentum were a number of technical factors that are mostly specific to the municipal bond market, including declining supply trends, strong mutual fund inflows and stabilization in a number of broad market credit metrics. These factors contributed to municipal bonds outperforming Treasuries, corporate bonds and the S&P 500® Index for the 12 months ended February 29, 2016.

Supply trends remain an important dynamic for municipal bond investors. Although total primary market activity during 2015 ($398B) was 19% above the average over the prior four calendar years, only 38% of those bonds were new money deals. The remainder of that new issuance was purposed for refundings and combined refundings which, generally speaking, does not increase the availability of bonds in the market but instead represents more of a recycling of debt from old terms (coupons, call dates, etc.) to new ones. Given that refunding activity continues to dominate the primary market, and new money issuance continues to fall short of principal and coupon reinvestment needs, municipal bond investors are still facing the systemic issue of a market that is shrinking in size. Going forward, our outlook for new money issuance does not materially improve in 2016. Austerity pressures remain at the state level, particularly within states that have historically exhibited political gridlock, and voter appetites for new debt-funded projects tends to wane during election years (new money issuance, on average, has run 9% lower during election years versus non-election years since 1985). While the Treasury market will continue to shape the tax exempt yield curve, we believe the supply dynamic should provide support for municipal-to-Treasury yield ratios over the near term as market participants struggle to reinvest cash from refundings, maturities, calls and coupon payments.

One of the accelerators to the aforementioned supply dynamic has been the robust backdrop for retail and institutional inflows into municipal bond funds. From September 30, 2015 through February 29, 2016, Lipper reported 22 consecutive weeks of net fund inflows totaling more than $13 billion. Periods of strong inflows typically create more stable liquidity dynamics for the municipal market which in turn can be a positive catalyst for credit spreads. This has certainly been the case over the last five months.

Aggregate credit quality conditions in the municipal market continued to improve despite notable issuer headlines throughout the last few months that might have suggested otherwise. Revenue trends reflect strong economic activity at the state level with preliminary figures from the Nelson A. Rockefeller Institute of Government

Wasmer Schroeder High Yield Municipal Fund

showing 7.8% year-over-year growth in total state tax collections during fiscal year 2015. And, according to Standard & Poor’s Ratings Services, the 4th quarter of 2015 was the 13th consecutive quarter in which public finance upgrades exceeded downgrades – the longest such stretch since 2001. However, these broad improvements in aggregate credit conditions have shown some signs of moderating in recent months. In addition, credit specific headlines remain a concern for certain corners of the market, with the most notable examples being the Commonwealth of Puerto Rico and the City of Chicago, Illinois.

Puerto Rico capped off a difficult twelve month period in which the Commonwealth’s Legislature failed to appropriate funding for payment of their Public Finance Authority’s (“PFA”) September 1st bond payment (which ultimately resulted in payment default). The PFA default came on the heels of the Governor’s declaration in late June that Puerto Rico’s debts were “unpayable” and that debt moratoriums and principal restructurings were on the table. The bond market had been making preparations in advance of this default scenario and the Commonwealth has been effectively shut out of the new issue market for almost two years. However, there was more pain to be had for Puerto Rico bondholders after the events of this summer as the total return of the Barclays Puerto Rico Bond Index was -10.3% during the twelve months ended February 29, 2016. Due to Puerto Rico’s sizeable amount of public debt, this move lower in price did have a materially negative impact on the Fund’s benchmark, the Barclays Municipal High Yield Index. As the situation in Puerto Rico moves closer towards either a legal or legislative solution, investors have become increasingly wary of owning the Commonwealth’s debt due to the unpredictability of the outcome. With a handful of key debt service dates looming on the horizon amid great uncertainty about both the Commonwealth’s ability and willingness to pay, the market for Puerto Rico debt promises to remain volatile for the forseeable future.

The city of Chicago, and in particular the Chicago Public Schools (“CPS”) district, have also been in the news for all the wrong reasons over the past year. Both issuers suffered through market access problems during the summer months as their bond spreads gapped out over pension funding concerns, structural budget gaps, ongoing labor relations disputes and a continuation of political disfunction at the state and local level. Moody’s Investors Service, Inc. kicked off the Chicago’s painful summer by downgrading $8.9B in Chicago-area debt in May, with the city’s unlimited tax general obligation pledge falling to junk at Ba1. CPS debt, already trading at below investment grade levels, transitioned to a distressed pricing structure in the secondary market with long Chicago Public Schools bonds trading well outside of high yield market norms. CPS, which by many measures is functionally insolvent, saw its credit ratings from Moody’s Investors Service, Inc. and Standard and Poor’s Ratings Service fall from Baa1/A+ in February 2015 to B2/B+ today.  The school district’s liquidity issues reached a critical juncture in February 2016 when it was forced to borrow $725 million in new debt at yields as high as 8.50%. The financial problems plaguing Chicago and its school district are mostly of their own doing, although the municipal bond market’s

Wasmer Schroeder High Yield Municipal Fund

historical facilitation of easy access to debt funding should not be overlooked. Nonetheless, Chicago and its related credits are facing significant headwinds over the coming years that will undoubtedly continue to test the patience of the bonds market. Although Chicago has put forward plans to shrink their budget deficit through tax increases, this is more of a short-term reprieve as opposed to a long-term solution for their growing unfunded pension liabilities. Until Chicago, and the State of Illinois, can take material steps to end their political gridlock, we do not anticipate the city will be capable of demonstrating an investment grade profile in the near or intermediate term.

From a macro standpoint, we expect the public finance credit landscape should remain stable over the coming year despite the idiosyncratic risks associated with Puerto Rico and Chicago. The housing sector continues to perform well, as evidenced by January 2016’s +5.7% year-over-year growth rate in the S&P/Case-Shiller 20-City Composite Home Price Index. And while the rate of real estate appreciation has leveled off since the blistering pace of 2014, the lag between changes in fair market property values and changes in assessed valuations is sufficient to anticipate that strong real estate tax receipts should continue over the coming year. Private sector employment conditions have continued to firm up which bodes well for personal income tax collections, while public payrolls have been flat to moderately lower, providing a measure of budgetary expense relief.

To be clear, the way forward is not without its challenges. Expectations for state tax collections in 2016 and 2017 have moderated over the last few months. The Rockefeller Institute canvased budget forecasts for 36 states with the results indicating that, on average, tax collections are expected to grow by just 4.6% and 4.4% in 2016 and 2017, respectively. These expectations could move lower if the equity markets remain soft and capital gains taxes come in below projections. Puerto Rico and Chicago will continue to be headline fixtures, and the hurdles facing other distressed issuers such as Atlantic City, New Jersey, and the Detroit, Michigan Public School System will command their share of attention as well. Perhaps the most important and most optical challenge facing the municipal bond market over the coming quarters is the recent shift in accounting standards for unfunded government pension obligations (Governmental Accounting Standards Board 67 & 68). Under these new pension accounting standards, state and local governments are required to use a much lower discount rate to value their unfunded liabilities which will, in many instances, result in sizeable increases to the issuer’s reported actuarial deficits. Although these changes are strictly accounting based and will not have an impact on issuer cash flows, legitimate concerns exist about the market’s preparation for this shift and we are paying close attention to the impact it will have on individual credits in our universe.

The Fund primarily focuses on identifying relative value in the BBB and lower rated sectors of the municipal market. As previously discussed, the Fund’s performance over the period was higher than that of the Barclays Municipal High Yield Index, one of the Fund’s primary benchmarks, despite material differences in the composition of the Fund and the benchmark. For example, Puerto Rico, healthcare and tobacco

Wasmer Schroeder High Yield Municipal Fund

issuers represent approximately 62% of the Municipal High Yield Index versus just 13% for the Fund as of February 29, 2016. Furthermore, all of the Fund’s 3.7% exposure to Puerto Rico was limited to insured credits which provides an additional source of potential repayment in the event of an underlying issuer default. The Fund ended February with approximately 23% of its portfolio holdings insured by a monoline bond insurer. Approximately 65% of the portfolio was allocated to issuers rated BBB or lower. The Barclays Municipal Bond Index, which also serves as a benchmark for the Fund and a proxy for the investment grade municipal bond market, also produced positive returns during the period and outperformed the High Yield Index.  The Municipal Bond Index’s performance during the period was a direct reflection of investor preference for longer duration securities and the absence of uninsured Puerto Rico exposure.  The Fund outperformed the Municipal Bond Index by 0.72% during the period.

The Fund’s exposure to the Special Tax (including sales tax and special assessment debt), Housing, Transportation Industrial Revenue and General Obligation sectors all contributed positively to performance during the period. These five sectors represented approximately 65% of Fund assets during the period and contributed approximately 72% of the Fund’s total return during the period. The Fund’s exposures to the Appropriation, Education and Lease-backed sectors underperformed in aggregate although all sectors still managed to produce positive returns during the period. Much of the underpeformance in these sectors was driven by weak market for New Jersey state appropriation debt and insured Chicago Public Schools district debt, both of which underperformed the broader market as their credit spreads widened. The bulk of the performance captured during the year can be explained by exposure to duration and credit. As we mentioned earlier in this letter, the yield curve flattened over the course of the period in question which helped longer duration securities. And the strong fund flows during the period contributed to tighter spreads on ’A’ and ’BBB’ rated paper. In some cases, issuer-specific news drove performance in these sectors. For example, the Southcentral Minnesota Pooled Housing Authority was the top performing credit over the period due to high occupancy as strong financial performance boosted cash flows to the Fund. Bonds issued by the Juban Crossing Louisiana Economic Development District outperformed as the mixed-use retail shopping destination completed vertical development and began producing sales tax revenue.

The Fund’s duration-to-worst ended the period unchanged at 5.4 years. The Fund’s average maturity ended the period at 18.2 years and we continue to maintain a preference for 5.00% coupons with the portfolio’s average coupon ending February at 5.05%. The Fund ended the fiscal year with a portfolio consisting of 145 individual securities. This reflects our belief that diversification is an important risk-management component of any strategy that focuses on credit opportunities. We are thankful for the trust you have placed in us over the last two years. We look forward to continuing to serve your investment needs in the future and we encourage you to

Wasmer Schroeder High Yield Municipal Fund

contact us if you have any questions about your investment in the Wasmer Schroeder High Yield Municipal Fund.

Jason D. Diefenthaler
Senior Vice President and Senior Portfolio Manager
Wasmer, Schroeder & Company, Inc.

Past performance is not a guarantee of future results.

Opinions expressed above are those of the adviser and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security and should not be considered investment advice.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in municipal securities may involve additional risks, such as credit risk, prepayment risk, possible illiquidity and default, and susceptibility to adverse political, legislative, regulatory and economic developments.  The Fund may invest in securities which involve limited liquidity that can be difficult to sell.  Income from investments in tax-exempt securities may be subject to state and local taxes and a portion of income could be subject to the federal alternative minimum tax.

Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Bond ratings provide the probability of an issuer defaulting based on the credit rating agency’s analysis of the issuer’s financial condition and profit potential.  Bond rating services are provided by Standard & Poor’s Ratings Service, Moody’s Investors Service, Inc., and Fitch Ratings, Inc.  Bond ratings start at AAA (denoting the highest investment quality) and usually end at D (meaning payment is in default).

Certain investments in the Fund are covered by bond insurance issued by a monoline bond insurer.  Bond insurance is a type of credit enhancement.  A bond insurer unconditionally and irrevocably guarantees that interest and principal will be paid as scheduled even if the bond issuer defaults.  A monoline bond insurer backs debt securities only and is not exposed to risks from other lines of business.

Diversification does not assure a profit or protect against risk in a declining market.

The Barclays Municipal High Yield Bond Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the Index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Barclays Puerto Rico Municipal Bond Index covers tax-exempt debt issued by the Commonwealth of Puerto Rico with a nominal maturity of one or more years.

S&P/Case-Shiller 20-City Composite Home Price Index seeks to measure the value of residential real estate in 20 major U.S. metropolitan areas.

Wasmer Schroeder High Yield Municipal Fund

The Standard & Poor’s 500® Index, often abbreviated as the S&P 500, or just “the S&P”, is an American stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500 index components and their weightings are determined by S&P Dow Jones Indices.

An investment cannot be made directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed to the redemption date which would provide the lowest yield (for callable bonds) or highest yield (for putable bonds).  For securities without calls or puts, duration-to-worst is calculated to maturity.

Average maturity is the weighted average maturity of the securities in the portfolio, expressed in years.

Cash flow is the net amount of cash and cash equivalents moving into and out of a business.

Basis point (BPS) refers to a common unit of measure for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.

Please refer to the schedule of investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Investment performance reflects fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Quasar Distributors, LLC, Distributor

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 29, 2016 (Unaudited)

As a Percentage of Total Municipal Bonds

Municipal Bond Type

Wasmer Schroeder High Yield Municipal Fund

ALLOCATION OF PORTFOLIO ASSETS at February 29, 2016 (Unaudited)

As a Percentage of Total Investments

Credit Rating

Credit ratings are determined by using the middle rating of Moody’s Investors Service©, Inc., Standard and Poor’s® Ratings Group and Fitch Ratings, Inc. and the lowest rating when fewer than three ratings are assigned.

Wasmer Schroeder High Yield Municipal Fund

Comparison of the change in value of a $100,000 investment in the
Wasmer Schroeder High Yield Municipal Fund – Institutional Class vs the
Barclays Municipal High Yield Index and the Barclays Municipal Bond Index

		Since Inception
Average Annual Total Return:	One Year	(3/31/14)
Wasmer Schroeder High Yield Municipal Fund – Institutional Class	4.67%	9.30%
Barclays Municipal High Yield Index	2.11%	5.73%
Barclays Municipal Bond Index	3.95%	5.36%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  The most recent month-end performance may be obtained by calling 1-855-WSC-MUNI (1-855-972-6864).

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares.  Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less.  If it did, total returns would be reduced.  Indices do not incur expenses and are not available for investment.

The Barclays Municipal High Yield Index is a rules-based, market-value-weighted index.  Bonds eligible for inclusion in the index must have a credit quality classification of Ba1/BB+ or lower or be unrated or nonrated by all three categories.  They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $20 million.  The bonds must have a dated-date after December 31, 1990 and must be at least one year from their maturity date.

The Barclays Municipal Bond Index is a rules-based, market-weighted index which represents the long-term tax-exempt bond market.  Bonds eligible for inclusion in the index must be rated investment grade and have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million.  The bonds must also be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date.

Wasmer Schroeder High Yield Municipal Fund

EXPENSE EXAMPLE at February 29, 2016 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/15 – 2/29/16).

Actual Expenses
The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.00% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	9/1/15	2/29/16	9/1/15 – 2/29/16
Actual	$1,000.00	$1,041.80	$5.08
Hypothetical	$1,000.00	$1,019.89	$5.02
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016

	Principal
MUNICIPAL BONDS – 94.62%	Amount	Value
Alabama – 4.33%
County of Jefferson Alabama Revenue Bonds
5.25%, 1/1/2019 (Callable 3/31/2016)	$500,000	$505,415
5.25%, 1/1/2020 (Callable 3/31/2016)	300,000	303,246
5.50%, 1/1/2021 (Callable 3/31/2016) (AGM Insured)	275,000	277,302
5.50%, 1/1/2022 (Callable 3/31/2016)	145,000	146,570
5.25%, 1/1/2023 (Callable 3/31/2016)	100,000	101,083
5.25%, 1/1/2023 (Callable 3/31/2016) (AGM Insured)	100,000	100,838
5.00%, 1/1/2024 (Callable 3/31/2016)	500,000	505,415
4.75%, 1/1/2025 (Callable 3/31/2016) (AMBAC Insured)	655,000	659,447
4.75%, 1/1/2025 (Callable 3/31/2016) (AGM Insured)	800,000	805,584
4.75%, 1/1/2025 (Callable 3/31/2016)	1,000,000	1,008,381
		4,413,281
Arizona – 1.77%
Salt Verde Financial Corp. Revenue Bonds
5.00%, 12/1/2037	1,525,000	1,801,589

California – 5.33%
Bay Area Toll Authority Revenue Bonds
5.00%, 10/1/2054 (Callable 10/1/2024)	1,000,000	1,149,430
California Statewide Communities
Development Revenue Bonds
5.25%, 12/1/2029 (Callable 12/1/2024)	1,000,000	1,138,060
5.25%, 12/1/2044 (Callable 12/1/2024)	500,000	539,195
Ceres Redevelopment Agency Tax
Allocation Refunding Bonds
4.00%, 11/1/2031 (Callable 11/1/2016) (AMBAC Insured)	500,000	500,530
Hercules Redevelopment Agency Tax Allocation
5.00%, 8/1/2025 (Callable 2/1/2018) (AMBAC Insured)	200,000	204,934
San Joaquin Hills Transportation
Corridor Agency Revenue Bonds
5.25%, 1/15/2049 (Callable 1/15/2025)	1,000,000	1,101,120
Soledad Redevelopment Agency Tax Allocation Bonds
5.00%, 12/1/2032 (Callable 12/1/2017) (XLCA Insured)	600,000	581,556
Stockton Public Financing Authority Revenue Bonds
5.25%, 9/1/2037 (Callable 9/1/2016) (AGC Insured)	215,000	215,957
		5,430,782
Colorado – 2.87%
Denver Convention Center Hotel Authority Revenue Bonds
5.00%, 12/1/2035 (Callable 11/1/2016) (XLCA Insured)	750,000	759,420
Public Authority for Colorado Energy Revenue Bonds
6.50%, 11/15/2038	1,585,000	2,164,492
		2,923,912

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
District of Columbia – 1.60%
Metropolitan Washington Airports Authority
Dulles Toll Road Revenue Bonds
5.00%, 10/1/2053 (Callable 4/1/2022)	$1,500,000	$1,626,450

Florida – 14.85%
Alachua County Health Facilities Authority Revenue Bonds
5.00%, 12/1/2036 (Callable 12/1/2024)	1,000,000	1,120,910
Babcock Ranch Community Independent
Special District Revenue Bonds
4.25%, 11/1/2021	595,000	597,671
4.75%, 11/1/2026 (Callable 11/1/2025)	925,000	933,555
5.00%, 11/1/2031 (Callable 11/1/2025)	155,000	155,935
5.25%, 11/1/2046 (Callable 11/1/2025)	265,000	265,978
Capital Trust Agency Inc. Revenue Bonds
5.00%, 11/1/2047 (Callable 11/1/2022)	1,205,000	1,243,476
Collier County Educational Facilities Authority Revenue Bonds
6.125%, 11/1/2043 (Callable 11/1/2023)	1,000,000	1,133,330
Collier County Health Facilities Authority Revenue Bonds
5.00%, 5/1/2045 (Callable 5/1/2025)	1,100,000	1,216,688
Florida Gulf Coast University Financing Corp. Revenue Bonds
5.00%, 2/1/2043 (Callable 2/1/2023)	600,000	657,120
Florida Higher Educational Facilities
Financial Authority Revenue Bonds
5.00%, 4/1/2032 (Callable 4/1/2022)	500,000	556,640
Lee County Industrial Development Authority Revenue Bonds
4.50%, 10/1/2032 (Callable 10/1/2022)	500,000	501,890
5.50%, 10/1/2047 (Callable 10/1/2022)	1,000,000	1,062,430
Midtown Miami Community Development
District Special Assessment
5.00%, 5/1/2037 (Callable 5/1/2023)	350,000	371,364
Palm Beach County Health Facilities
Authority Revenue Bonds
7.25%, 6/1/2034 (Callable 6/1/2022)	750,000	909,113
Talis Park Community Development
District Special Assessment
5.25%, 5/1/2016	600,000	601,194
5.55%, 5/1/2036 (Callable 3/31/2016)	1,435,000	1,437,080
Town of Davie Florida Revenue Bonds
6.00%, 4/1/2042 (Callable 4/1/2023)	500,000	589,760
Villagewalk of Bonita Springs Community
Development District Special Assessment
5.15%, 5/1/2038 (Callable 5/1/2017)	860,000	868,333

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
Florida – 14.85% (Continued)
Winter Garden Village at Fowler Groves Community
Development District Special Assessment
5.65%, 5/1/2037 (Callable 5/1/2016)	$895,000	$896,871
		15,119,338
Georgia – 2.13%
Municipal Electric Authority of Georgia Revenue Bonds
5.00%, 7/1/2060 (Callable 7/1/2025)	2,000,000	2,173,800

Guam – 1.64%
Guam Government Business Privilege Tax Bonds
5.25%, 1/1/2036 (Callable 1/1/2022)	500,000	562,460
Guam Government Waterworks Authority Revenue Bonds
5.00%, 7/1/2035 (Callable 7/1/2024)	500,000	556,780
Guam Power Authority Revenue Bonds
5.00%, 10/1/2034 (Callable 10/1/2022)	500,000	554,875
		1,674,115
Illinois – 13.33%
Chicago Board of Education General Obligation Bonds
5.00%, 12/1/2022 (Callable 12/1/2017) (AGM Insured)	220,000	225,751
5.00%, 12/1/2042 (Callable 12/1/2022) (AGM Insured)	1,000,000	1,009,040
Chicago Illinois Transit Authority
Capital Grant Refunding Bonds
5.00%, 6/1/2018	1,000,000	1,077,170
Chicago Illinois Wastewater Transmission Revenue Bonds
5.00%, 1/1/2027 (Callable 1/1/2022)	345,000	378,148
Chicago Park District General Obligation Bonds
4.00%, 1/1/2022 (Callable 1/1/2018)	50,000	51,358
5.50%, 1/1/2033 (Callable 1/1/2019)	350,000	370,125
City of Chicago Illinois General Obligation Bonds
4.00%, 1/1/2017 (Callable 3/31/2016) (AMBAC Insured)	280,000	280,781
4.00%, 1/1/2020 (Callable 1/1/2018)	75,000	75,233
5.00%, 1/1/2025	1,000,000	1,019,960
5.00%, 1/1/2029 (Callable 1/1/2020) (AGM Insured)	500,000	529,385
5.25%, 1/1/2033 (Callable 1/1/2018)	340,000	334,750
5.50%, 1/1/2039 (Callable 1/1/2025)	1,000,000	997,340
City of Chicago Illinois Sales Tax Revenue Bonds
5.00%, 1/1/2032 (Callable 1/1/2025)	250,000	268,428
City of Chicago Illinois Waterworks Revenue Bonds
5.00%, 11/1/2044 (Callable 11/1/2024)	1,000,000	1,061,260
Metropolitan Pier & Exposition Authority Revenue Bonds
5.20%, 6/15/2050 (Callable 6/15/2020)	2,000,000	2,090,279

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
Illinois – 13.33% (Continued)
State of Illinois General Obligation Bonds
5.00%, 2/1/2021	$600,000	$669,786
5.25%, 7/1/2030 (Callable 7/1/2023)	500,000	551,345
5.00%, 3/1/2034 (Callable 3/31/2016) (AMBAC Insured)	1,000,000	1,005,850
5.00%, 5/1/2034 (Callable 5/1/2024)	500,000	530,205
5.00%, 2/1/2039 (Callable 2/1/2024)	1,000,000	1,049,909
		13,576,103
Iowa – 1.09%
Iowa Higher Education Loan Authority Revenue Bonds
5.00%, 10/1/2037 (Callable 10/1/2025)	1,105,000	1,109,961

Louisiana – 1.73%
Juban Crossing Economic Development
District Revenue Bonds
7.00%, 9/15/2044 (Callable 3/15/2025) (f)	1,500,000	1,525,005
Louisiana Local Government Environmental Facilities &
Community Development Authority Revenue Bonds
6.30%, 7/1/2030 (AMBAC Insured)	205,000	237,620
		1,762,625
Maine – 0.95%
Maine Health & Higher Education
Facilities Authority Revenue Bonds
5.00%, 7/1/2024 (Callable 7/1/2023)	850,000	971,865

Maryland – 1.90%
City of Baltimore Maryland Revenue Bonds
5.25%, 9/1/2023 (Callable 9/1/2016) (XLCA Insured)	205,000	208,618
5.25%, 9/1/2025 (Callable 9/1/2016) (XLCA Insured)	50,000	50,734
5.25%, 9/1/2026 (Callable 9/1/2016) (XLCA Insured)	50,000	50,672
5.00%, 9/1/2032 (Callable 9/1/2016) (XLCA Insured)	55,000	55,522
5.25%, 9/1/2039 (Callable 9/1/2016) (XLCA Insured)	505,000	509,393
Maryland State Economic Development Corp. Student
Housing Refunding Revenue Bonds
5.00%, 7/1/2039 (Callable 7/1/2025)	1,000,000	1,057,200
		1,932,139
Massachusetts – 1.05%
Massachusetts Development Finance Agency Revenue Bonds
5.00%, 7/1/2044 (Callable 7/1/2025)	500,000	548,785
5.125%, 7/1/2044 (Callable 7/1/2024)	500,000	516,910
		1,065,695

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
Michigan – 6.03%
City of Detroit Michigan General Obligation Bonds
5.00%, 4/1/2020 (Callable 3/31/2016) (NATL Insured)	$22,475	$22,516
5.25%, 4/1/2023 (Callable 3/31/2016) (AMBAC Insured)	58,900	56,954
City of Detroit Michigan Sewage Disposal System Revenue Bonds
7.00%, 7/1/2027 (Callable 7/1/2019) (AGM Insured)	1,000,000	1,173,930
City of Detroit Michigan Water Supply System Revenue Bonds
5.00%, 7/1/2034 (Callable 3/31/2016) (NATL Insured)	5,000	5,017
5.00%, 7/1/2034 (Callable 7/1/2016) (AGM Insured)	290,000	291,839
County of Wayne Michigan General Obligation Bonds
5.00%, 2/1/2038 (Callable 2/1/2018) (AGM Insured)	1,000,000	1,019,300
Detroit Wayne County Stadium Authority Revenue Bonds
5.00%, 10/1/2026 (Callable 10/1/2022) (AGM Insured)	250,000	280,750
Michigan Finance Authority Revenue Bonds
5.00%, 7/1/2032 (Callable 7/1/2024) (AGM Insured)	1,000,000	1,143,200
5.00%, 7/1/2035 (Callable 7/1/2025)	1,000,000	1,129,490
5.00%, 7/1/2044 (Callable 7/1/2024)	500,000	543,580
State of Michigan Financing Authority Revenue Bonds
5.00%, 4/1/2020 (Callable 3/31/2016) (NATL Insured)	122,525	122,524
5.125%, 4/1/2022 (Callable 4/1/2016) (NATL Insured)	29,575	29,652
5.25%, 4/1/2023 (Callable 3/31/2016) (AMBAC Insured)	321,100	321,999
		6,140,751
Minnesota – 5.76%
Southcentral Minnesota Multi-County Housing &
Redevelopment Authority Revenue Bonds
3.294%, 2/1/2000 (b) (c)	15,000	8,700
3.294%, 2/1/2002 (b) (c)	30,000	17,400
3.294%, 2/1/2005 (b) (c)	20,000	11,600
3.294%, 2/1/2006 (b) (c)	20,000	11,600
3.294%, 2/1/2007 (b) (c)	65,000	37,700
3.294%, 6/1/2008 (b) (c)	10,000	5,800
3.294%, 2/1/2017 (b) (c)	450,000	261,000
3.294%, 2/1/2025 (b) (c)	9,500,000	5,510,000
		5,863,800
New Hampshire – 0.57%
Manchester New Hampshire Airport Revenue Bonds
5.00%, 1/1/2023	500,000	584,490

New Jersey – 7.52%
Atlantic City Municipal Utilities Authority Revenue Bonds
4.00%, 6/1/2016 (AMBAC Insured)	380,000	380,270
4.125%, 6/1/2024 (Callable 6/1/2017) (AMBAC Insured)	530,000	519,299
4.00%, 6/1/2025 (Callable 6/1/2017) (AMBAC Insured)	100,000	96,721

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
New Jersey – 7.52% (Continued)
New Jersey Economic Development Authority
School Facilities Construction Bonds
5.00%, 6/15/2025	$500,000	$554,380
5.00%, 3/1/2030 (Callable 3/1/2023)	750,000	798,660
5.00%, 6/15/2034 (Callable 6/15/2024)	1,000,000	1,051,130
New Jersey Transportation Trust Fund Authority Revenue Bonds
5.00%, 6/15/2025 (Callable 6/15/2023)	1,000,000	1,089,610
4.625%, 6/15/2030 (Callable 6/15/2025)	1,000,000	1,043,280
5.00%, 6/15/2044 (Callable 6/15/2024)	1,000,000	1,047,570
South Jersey Transportation Authority Revenue Bonds
5.00%, 11/1/2039 (Callable 11/1/2024)	1,000,000	1,080,910
		7,661,830
New Mexico – 0.50%
City of Farmington New Mexico Revenue Bonds
4.875%, 4/1/2033 (Callable 4/1/2016) (e)	500,000	507,550

New York – 3.82%
City of Niagara Falls New York General Obligation Bonds
4.50%, 5/15/2028 (Callable 5/15/2017) (AMBAC Insured)	625,000	630,419
New York City Industrial Development Agency Revenue Bonds
5.00%, 1/1/2046 (Callable 1/1/2017) (AMBAC Insured)	1,400,000	1,431,234
New York Liberty Development Corp. Revenue Bonds
5.25%, 10/1/2035	1,500,000	1,828,875
		3,890,528
Ohio – 1.38%
City of Cleveland Ohio Airport System Revenue Bonds
5.00%, 1/1/2031 (Callable 1/1/2022)	1,280,000	1,408,704

Pennsylvania – 0.84%
City of Harrisburg Pennsylvania General Obligation Bonds
0.00%, 3/15/2016 (AMBAC Insured) (d)	100,000	99,881
0.00%, 3/15/2017 (AMBAC Insured) (d)	525,000	502,168
0.00%, 9/15/2018 (AMBAC Insured) (d)	100,000	89,538
0.00%, 9/15/2020 (AMBAC Insured) (d)	200,000	163,534
		855,121
Puerto Rico – 3.71%
Commonwealth of Puerto Rico General Obligation Bonds
5.50%, 7/1/2020 (NATL Insured)	665,000	693,169
Puerto Rico Electric Power Authority Revenue Bonds
5.00%, 7/1/2022 (Callable 3/31/2016) (NATL Insured)	395,000	395,383
5.00%, 7/1/2023 (Callable 3/31/2016) (NATL Insured)	180,000	180,167
5.00%, 7/1/2024 (Callable 3/31/2016) (NATL Insured)	420,000	420,382
5.00%, 7/1/2024 (Callable 7/1/2017) (AGM Insured)	450,000	454,056

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
Puerto Rico – 3.71% (Continued)
Puerto Rico Highways & Transportation
Authority Revenue Bonds
5.00%, 7/1/2018 (Callable 3/31/2016) (NATL Insured)	$195,000	$195,285
4.75%, 7/1/2038 (Callable 7/1/2018) (NATL Insured)	650,000	601,932
Puerto Rico Municipal Finance Agency Revenue Bonds
5.25%, 8/1/2022 (AGC Insured)	815,000	835,220
		3,775,594
South Carolina – 0.01%
Connector 2000 Association Inc. Revenue Bonds
0.00%, 1/1/2021 (b) (d)	5,058	2,956
0.00%, 1/1/2022 (b) (d)	5,349	2,580
0.00%, 1/1/2032 (Callable 4/1/2026) (b) (d)	41,080	2,328
0.00%, 7/22/2051 (Callable 4/1/2026) (b) (d)	151,083	860
0.00%, 7/22/2051 (Callable 4/1/2026) (b) (d)	222,170	3,648
		12,372
Tennessee – 0.74%
Chattanooga Tennessee Health, Educational, and
Student Housing Facility Board Revenue Bonds
5.00%, 10/1/2029 (Callable 10/1/2025)	500,000	579,540
5.00%, 10/1/2030 (Callable 10/1/2025)	150,000	173,727
		753,267
Texas – 3.41%
Austin Convention Enterprises Inc. Revenue Bonds
5.00%, 1/1/2034 (Callable 1/1/2017) (XLCA Insured)	1,760,000	1,777,389
Central Texas Turnpike System Revenue Bonds
5.00%, 8/15/2034 (Callable 8/15/2024)	1,000,000	1,139,480
5.00%, 8/15/2041 (Callable 8/15/2022)	500,000	558,550
		3,475,419
Vermont – 1.54%
City of Burlington Vermont Airport Revenue Bonds
4.00%, 7/1/2028 (Callable 7/1/2022)	750,000	760,440
City of Burlington Vermont General Obligation Bonds
5.00%, 11/1/2035 (Callable 11/1/2022) (AGM Insured)	715,000	806,255
		1,566,695
Virginia – 1.47%
City of Chesapeake Virginia Expressway
Toll Road Revenue Bonds
4.125%, 7/15/2042 (Callable 7/15/2022)	500,000	510,230
5.00%, 7/15/2047 (Callable 7/15/2022)	905,000	981,835
		1,492,065

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

SCHEDULE OF INVESTMENTS at February 29, 2016, Continued

	Principal
	Amount	Value
Washington – 1.75%
Greater Wenatchee Regional Events Center Public
Facilities District Revenue Bonds
4.50%, 9/1/2022	$190,000	$200,952
5.25%, 9/1/2032 (Callable 9/1/2022)	1,000,000	1,056,230
Skagit County Public Hospital District No. 1 Revenue Bonds
5.00%, 12/1/2037 (Callable 12/1/2023)	500,000	528,550
		1,785,732
Wisconsin – 1.00%
Wisconsin Health & Educational Facilities
Authority Revenue Bonds
5.25%, 12/1/2049 (Callable 12/1/2022)	1,000,000	1,019,940
TOTAL MUNICIPAL BONDS (Cost $91,876,502)		96,375,513

MONEY MARKET FUNDS – 4.46%	Shares
Fidelity Institutional Tax-Exempt Portfolio –
Institutional Class, 0.01% (a)	4,539,793	4,539,793
TOTAL MONEY MARKET FUNDS (Cost $4,539,793)		4,539,793
Total Investments (Cost $96,416,295) – 99.08%		100,915,306
Other Assets in Excess of Liabilities – 0.92%		931,944
TOTAL NET ASSETS – 100.00%		$101,847,250

Scheduled principal and interest payments are guaranteed by the following bond insurers.
AGC – Assured Guaranty Corp.
AGM – Assured Guaranty Municipal Corp.
AMBAC – Ambac Assurance Corp.
NATL – National Public Finance Guarantee
XLCA – Syncora Guarantee Inc.

The insurance does not guarantee the market value of the municipal bonds.

(a)	Rate shown is the 7-day annualized yield at February 29, 2016.
(b)	Security is considered illiquid. As of February 29, 2016, the value of these investments was $5,876,172 or 5.77% of total net assets.
(c)	Security is in default.
(d)	Security is a zero coupon bond. Zero coupon bonds are issued at a substantial discount from their value at maturity.
(e)	Variable rate security. Rate shown reflects the rate in effect as of February 29, 2016.
(f)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” Wasmer, Schroeder & Company, Inc., the Fund’s investment adviser, has determined that such security is liquid in accordance with the liquidity guidelines approved by the Board of Trustees of Advisors Series Trust. As of February 29, 2016, the value of these investments was $1,525,005, or 1.50% of total net assets.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF ASSETS AND LIABILITIES at February 29, 2016

ASSETS
Investments, at market value (cost $96,416,295)	$100,915,306
Receivables
Fund shares sold	208,284
Interest	1,117,830
Prepaid expenses	15,490
Total assets	102,256,910

LIABILITIES
Payables
Due to adviser	58,495
Fund shares redeemed	75,002
Securities purchased	158,981
Distributions payable	75,296
Administration and fund accounting fees	10,206
Audit fees	19,255
Transfer agent fees and expenses	2,910
Reports to shareholders	5,759
Custody fees	958
Chief Compliance Officer fee	777
Accrued expenses	2,021
Total liabilities	409,660
NET ASSETS	$101,847,250

CALCULATION OF NET ASSET VALUE PER SHARE
Shares issued and outstanding [unlimited number of shares
(par value $0.01) authorized]	9,464,594
Net asset value, redemption price and offering price per share	$10.76

COMPONENTS OF NET ASSETS
Paid-in capital	$97,283,690
Undistributed net investment income	21,086
Accumulated undistributed net realized gain on investments	43,463
Net unrealized appreciation on investments	4,499,011
Total net assets	$101,847,250

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENT OF OPERATIONS For the Year Ended February 29, 2016

NET INVESTMENT INCOME
Income
Interest	$5,157,736
Total investment income	5,157,736

Expenses
Advisory fees (Note 4)	669,362
Administration and fund accounting fees (Note 4)	106,371
Transfer agent fees and expenses (Note 4)	30,278
Registration fees	30,231
Audit fees	19,264
Legal fees	11,408
Trustee fees	10,004
Chief Compliance Officer fees (Note 4)	9,307
Custody fees (Note 4)	5,208
Shareholder reporting	3,175
Insurance	2,894
Interest (Note 6)	395
Miscellaneous	5,562
Total expenses before fee waivers	903,459
Less: fee waivers by adviser (Note 4)	(10,977)
Net expenses	892,482
Net investment income	4,265,254

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments	244,278
Capital gain distributions from regulated investment companies	3,259
Change in unrealized appreciation on investments	(204,644)
Net realized and unrealized gain on investments	42,893
Net increase in net assets resulting from operations	$4,308,147

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the	March 31, 2014*
	Year Ended	through
	February 29,	February 28,
	2016	2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,265,254	$3,207,243
Net realized gain/(loss) on investments	244,278	(204,466)
Capital gain distributions from
regulated investment companies	3,259	392
Change in unrealized
appreciation on investments	(204,644)	4,827,893
Net increase in net assets
resulting from operations	4,308,147	7,831,062

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(4,284,825)	(3,166,586)
Total distributions	(4,284,825)	(3,166,586)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	39,651,540	41,826,703
Proceeds from transfer in-kind	—	43,695,457
Proceeds from shares issued in
reinvestment of dividends	3,619,558	2,168,567
Cost of shares redeemed+	(23,846,816)	(9,955,557)
Net increase in net assets resulting
from capital share transactions	19,424,282	77,735,170

Total increase in net assets	19,447,604	82,399,646

NET ASSETS
Beginning of period	82,399,646	—
End of period	$101,847,250	$82,399,646
Undistributed net investment income	$21,086	$40,657

CHANGES IN SHARES OUTSTANDING
Shares sold	3,704,976	4,027,220
Shares issued in connection with transfer in-kind	—	4,369,546
Shares issued in reinvestment of dividends	339,493	207,409
Shares redeemed	(2,224,416)	(959,634)
Net increase in shares outstanding	1,820,053	7,644,541

*	Commencement of operations.
+	Net of redemption fees of $875 and $3,094, respectively.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

		For the Period
	For the	March 31, 2014*
	Year Ended	through
	February 29,	February 28,
	2016	2015
Net asset value, beginning of period	$10.78	$10.00
Income from investment operations:
Net investment income^	0.51	0.53
Net realized and unrealized gain/(loss)
on investments	(0.02)	0.77
Total from investment operations	0.49	1.30
Less dividends and distributions:
Dividends from net investment income	(0.51)	(0.52)
Total dividends	(0.51)	(0.52)

Redemption fees	0.00 ^#	0.00	^#

Net asset value, end of period	$10.76	$10.78

Total return	4.67%	13.27	%+

Supplemental data and ratios:
Net assets, end of period (thousands)	$101,847	$82,400
Ratio of net expenses to average net assets:
Before fee waivers	1.01%	1.08	%++
After fee waivers	1.00%	1.00	%++
Ratio of net investment income to average net assets:
Before fee waivers	4.77%	5.48	%++
After fee waivers	4.78%	5.56	%++
Portfolio turnover rate	27%	16	%+

*	Commencement of operations.
^	Based on average shares outstanding.
#	Amount is less than $0.01 per share.
+	Not annualized.
++	Annualized.

The accompanying notes are an integral part of these financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016

NOTE 1 – ORGANIZATION

The Wasmer Schroeder High Yield Municipal Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The investment objective of the Fund is to seek to generate a high level of interest income that is not subject to federal income tax.  The Fund currently offers an Institutional Class which commenced operations on March 31, 2014, prior to which, its only activity was a transfer in-kind of securities and cash.  This transfer in-kind was nontaxable, whereby the Fund issued 4,369,546 shares on March 31, 2014.  The fair value and cost of securities received by the Fund was $41,842,498 and $41,966,736, respectively.  In addition, the Fund received $1,852,959 of cash and interest receivable.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax year of 2015 or expected to be taken in the Fund’s 2016 tax returns.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

C.
Security Transactions, Income, Expenses and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of specific cost.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized/accreted over the life of the respective security using the effective interest method.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory and custodian fees.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, monthly and net realized gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1% redemption fee to shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended February 29, 2016, the Fund retained $875 in redemption fees.

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of February 29, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Debt Securities:  Debt securities are valued at their bid prices furnished by an independent pricing service using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most debt securities are categorized in level 2 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

Short-Term Securities:  Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Illiquid Securities: A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  The Fund intends to hold no more than 15% of its net assets in illiquid securities.  As of February 29, 2016, the Fund had investments in illiquid securities with a total value of $5,876,172 or 5.77% of total net assets.

Information concerning these illiquid securities is as follows:

Security	PAR	Dates Acquired	Cost Basis
Southcentral MN Revenue Bonds	$10,110,000	9/04 – 2/14	$4,433,456
Connector 2000 Revenue Bonds	424,740	2/10	30,870

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Fund’s Board of Trustees as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Fund’s investment in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Fund’s Board of Trustees.  As of February 29, 2016, Wasmer, Schroeder & Company, Inc. (the “Adviser”) has determined that the Rule 144A security held by the Fund is considered liquid.

The Board of Trustees (“Board) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of February 29, 2016:

	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$96,375,513	$—	$96,375,513
Money Market Funds	4,539,793	—	—	4,539,793
Total Investments	$4,539,793	$96,375,513	$—	$100,915,306

Refer to the Fund’s schedule of investments for a detailed break-out of municipal bonds by state.  Transfers between levels are recognized at February 29, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended February 29, 2016.

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share (or its equivalent).”  The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient.  The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient.  The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years.  Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended February 29, 2016, the Adviser provided the Fund with investment management services under an investment advisory agreement. The Adviser furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 0.75% of the Fund’s average daily net assets.  For the year ended February 29, 2016, the Fund incurred $669,362 in advisory fees.

The Fund is responsible for its own operating expenses.  The Adviser has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to 1.00% of average daily net assets of the Fund’s Institutional Class.  Any such reduction made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

requested by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Adviser is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the year ended February 29, 2016, the Adviser reduced its fees in the amount of $10,977; no amounts were reimbursed to the Adviser.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $56,334 at February 29, 2016.  The expense limitation will remain in effect through at least June 27, 2016, and may be terminated only by the Trust’s Board of Trustees.  The cumulative expenses of $56,334 will expire as follows:

Year	Amount
2018	$45,357
2019	10,977
$56,334

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

For the year ended February 29, 2016, the Fund incurred the following expense for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$106,371
Transfer Agency (excludes out-of-pocket expenses)	20,266
Custody	5,208
Chief Compliance Officer	9,307

At February 29, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$10,206
Transfer Agency (excludes out-of-pocket expenses)	1,983
Custody	958
Chief Compliance Officer	777

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $41,305,407 and $23,154,593, respectively.  The Fund had no long-term purchases or sales of U.S. Government securities during the year ended February 29, 2016.

NOTE 6 – LINE OF CREDIT

The Fund has an unsecured line of credit in the amount of $8,500,000.  This line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Fund’s custodian, U.S. Bank N.A.  During the year ended February 29, 2016, the Fund drew on its line of credit.  The Fund had an outstanding average balance of $2,227, paid a weighted average interest rate of 3.25%, and incurred interest expense of $74.  During the year ended February 29, 2016, the maximum borrowing by the Fund occurred on April 20, 2015 in the amount of $742,000.  At February 29, 2016, the Fund had no outstanding loan amounts.

NOTE 7 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended February 29, 2016 and the period ended February 28, 2015 was as follows:

	Year Ended	Period Ended
	February 29, 2016	February 28, 2015
Ordinary income	$715,999	$696,390
Tax-exempt income	3,568,826	2,470,196

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

As of February 29, 2016, the components of capital on a tax basis were as follows:

Cost of investments (a)	$96,416,295
Gross unrealized appreciation	4,616,964
Gross unrealized depreciation	(117,953)
Net unrealized appreciation (a)	4,499,011
Undistributed ordinary and tax-exempt income	96,382
Undistributed long-term capital gains	43,463
Total distributable earnings	139,845
Other accumulated gains/(losses)	(75,296)
Total accumulated earnings/(losses)	$4,563,560

(a)	Book-basis and tax-basis net unrealized appreciation are the same.

At February 29, 2016, “Other Accumulated Gains/Losses” consisted of distributions payable of $75,296.  During the year ended February 29, 2016, the Fund utilized $57,152 of short-term capital loss carryforwards.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return.  The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

High Yield Risk – High yield debt obligations (commonly known as “junk bonds”) are speculative investments and entail greater risk of loss of principal than securities and loans that are investment grade rated because of their greater exposure to credit risk. The high yield market at times is subject to substantial volatility and high yield debt obligations may be less liquid than higher quality securities.

Fixed Income Securities Risks – The Fund may invest in fixed income (debt) securities, which are generally subject to the following risks:

o
Interest Rate Risk. There is a risk that fixed income securities will decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

o
Extension Risk. If interest rates rise, repayments of principal on certain fixed income securities may occur at a slower-than-expected rate and, as a result, the expected maturity of such securities could lengthen which could cause their value to decline.

Wasmer Schroeder High Yield Municipal Fund

NOTES TO FINANCIAL STATEMENTS at February 29, 2016, Continued

o
Credit Risk. The issuers of the debt securities held by the Fund may not be able to make interest or principal payments. The Fund may invest in securities that are not investment grade and are generally considered speculative because they present a greater risk of loss, including payment default, than higher quality debt securities.

o
Prepayment Risk. Issuers of securities held by the Fund may be able to prepay principal due on these securities, particularly during periods of declining interest rates. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise.

Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds.

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Fund at quoted market prices.

Political, Legislative or Regulatory Risk – The municipal securities market generally or certain municipal securities in particular may be significantly affected by adverse political, legislative or regulatory changes or litigation at the federal or state level.

Reinvestment Risk – A decline in interest rates may cause issuers to prepay higher-yielding debt securities held by the Fund, resulting in the Fund reinvesting in securities with lower yields, which may cause a decline in its income.

Tax and Taxability Risk – Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax. The Fund relies on the opinion of the issuer’s bond counsel that the interest paid on the issuer’s securities will not be subject to federal income tax. However, after the Fund buys a security issued as tax-exempt, the Internal Revenue Service may determine that interest on the security should, in fact, be taxable, in which event the dividends the Fund pays with respect to that interest would be subject to federal income tax.

Wasmer Schroeder High Yield Municipal Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Advisors Series Trust and
Shareholders of
Wasmer Schroeder High Yield Municipal Fund

We have audited the accompanying statement of assets and liabilities of Wasmer Schroeder High Yield Municipal Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of February 29, 2016, and the related statements of operations for the year then ended, and changes in net assets, and the financial highlights for the year then ended and for the period March 31, 2014 (commencement of operations) to February 28, 2015.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   Our procedures included confirmation of securities owned as of February 29, 2016, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wasmer Schroeder High Yield Municipal Fund, as of February 29, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period March 31, 2014 to February 28, 2015, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2016

Wasmer Schroeder High Yield Municipal Fund

NOTICE TO SHAREHOLDERS at February 29, 2016 (Unaudited)

For the year ended February 29, 2016, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund.  For shareholders in the Fund, none of the income distributed for the year ended February 29, 2016 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

The percentage of ordinary income distributions that are designated as interest related income under Internal Revenue section 871(k)(1)(C) for the year ended February 29, 2016 was 100.0%.

The percentage of ordinary income distributions exempt from federal tax for the year ended February 29, 2016 was 83.3%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-WSC-MUNI or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-WSC-MUNI.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-855-WSC-MUNI.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)
Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 69)		term;	Gamma Delta		Advisors
615 E. Michigan Street		since	Housing Corporation		Series Trust
Milwaukee, WI 53202		March	(collegiate housing		(for series not
		2014.	management)		affiliated with
			(2012 to present);		the Fund);
			Trustee and Chair		Independent
			(2000 to 2012),		Trustee from
			New Covenant Mutual		1999 to 2012,
			Funds (1999-2012);		New Covenant
			Director and Board		Mutual Funds
			Member, Alpha		(an open-end
			Gamma Delta		investment
			Foundation		company with
			(philanthropic		4 portfolios).
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 81)		term;	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May 2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 76)		term;	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Fund).

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Age	Held with	of Time	During Past	Overseen by	Past Five
and Address	the Trust	Served	Five Years	Trustee(2)	Years(3)
Raymond B. Woolson	Trustee	Indefinite	President, Apogee	1	Trustee,
(age 57)		term*;	Group, Inc.		Advisors
615 E. Michigan Street		since	(financial		Series Trust
Milwaukee, WI 53202		January	consulting firm)		(for series not
		2016.	(1998 to present).		affiliated with
the Fund);
Independent
Trustee,
Doubleline
Funds Trust
(an open-end
investment
company with
13 portfolios),
Doubleline
Equity Funds,
Doubleline
Opportunistic
Credit Fund
and Doubleline
Income
Solutions
Fund, from
2010 to
present.
Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 68)	Trustee	term;	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Fund).

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years
Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 68)	and	term; since	(May 1991 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 48)	and	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 54)	and	term; since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 44)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2005 to present).
Milwaukee, WI 53202		2013.

Albert Sosa	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 45)	Treasurer	term; since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(June 2004 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 58)	President,	term; since	LLC (February 2008 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 50)		term; since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		September
Milwaukee, WI 53202		2015.

Wasmer Schroeder High Yield Municipal Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Age	Held with	of Time	Principal Occupation
and Address	the Trust	Served	During Past Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S. Bancorp Fund
(age 29)	Secretary	term; since	Services, LLC (July 2013 – present); Proxy Voting
615 E. Michigan Street		September	Coordinator and Class Action Administrator,
Milwaukee, WI 53202		2015.	Artisan Partners Limited Partnership (September
2012 to July 2013); Legal Internship, Artisan
Partners Limited Partnership (February 2012 to
September 2012); J.D. Graduate, Marquette
University Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2016, the Trust was comprised of 48 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-855-WSC-MUNI (1-855-972-6864).

Wasmer Schroeder High Yield Municipal Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-972-6864 to request individual copies of these documents.  Once the Fund receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 2-3, 2015, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Wasmer Schroeder & Co., Inc. (the “Adviser”) for the Wasmer Schroeder High Yield Municipal Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 14-15, 2015, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services provided by the Adviser to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer, the Adviser’s compliance record, and the Adviser’s disaster recovery/business continuity plan.  The Board also considered its knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss Fund performance and investment outlook as well as various marketing and compliance topics, including the Adviser’s risk management process.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2015 on both an absolute basis and in comparison to an appropriate securities benchmark and its peer funds utilizing Lipper and Morningstar classifications.  In reviewing the performance of the Fund, the Board noted

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

that the Fund was relatively new with just over one year of performance information.  While the Board considers both short-term and long-term performance of the Fund, it places greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to the Lipper comparative universe, was above the peer group median for the one-year and since inception periods.
The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above the peer group median for the one-year and since inception periods.
The Board also reviewed the performance of the Fund against a broad-based securities market benchmark.
3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds, as well as expense waivers and reimbursements.

The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio for the Fund of 1.00% for the Institutional Class shares (respectively, the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for the Institutional Class shares was above the peer group median and the peer group average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Institutional Class shares was still above the peer group median and the peer group average.  The Board also noted that the contractual advisory fee was above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the net advisory fees received by the Adviser from the Fund during the most recent fiscal period were still higher than the peer group median and average.  As a result, the Board noted it would continue to monitor the appropriateness of the advisory fee.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the

Wasmer Schroeder High Yield Municipal Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund does not exceed the specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Fund.  The Board considered the profitability to the Adviser from its relationship with the Fund and considered any additional benefits derived by the Adviser from its relationship with the Fund.  The Board also considered that the Fund does not utilize “soft dollar” benefits that may be received by the Adviser in exchange for Fund brokerage.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Adviser was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Wasmer Schroeder High Yield Municipal Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interest of the Wasmer Schroeder High Yield Municipal Fund and its shareholders.

Wasmer Schroeder High Yield Municipal Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and/or

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Wasmer, Schroeder & Company, Inc.
600 Fifth Avenue South, Suite 210
Naples, Florida 34102

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-WSC-MUNI

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-WSC-MUNI (1-855-972-6864).  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2016	FYE 2/28/2015
Audit Fees	$15,900	$12,700
Audit-Related Fees	N/A	N/A
Tax Fees	$3,300	$3,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2016	FYE 2/28/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2016	FYE 2/28/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  5/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Douglas G. Hess
Douglas G. Hess, President

Date  5/3/16

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date   5/3/16

* Print the name and title of each signing officer under his or her signature.